                                                                 Exhibit 10.5(18)

                          SIERRA HEALTH SERVICES, INC.
                         1995 LONG-TERM INCENTIVE PLAN,
                   As Amended and Restated as of May 12, 1998;
 As amended December 9, 1999, May 18, 2000, June 13, 2000 and December 11, 2001

     1. Purpose.  The purpose of this 1995 Long-Term  Incentive Plan, as amended and restated (the "Plan"), of Sierra Health Services, Inc., a Nevada corporation
(the "Company"), is to advance the interests of the Company and its stockholders by providing a means to attract, retain, and reward executive officers and other key  employees  of,  and  consultants  to,  the  Company  and its  subsidiaries, directors of  subsidiaries,  and certain other service  providers to the Company and its  subsidiaries  and affiliates,  to link  compensation to measures of the
Company's  performance  in order to  provide  additional  incentives,  including stock-based incentives and cash-based annual incentives, to such persons for the creation of stockholder value, and to enable such persons to acquire or increase a proprietary  interest in the Company in order to promote a closer  identity of interests between such persons and the Company's stockholders.

     2.  Definitions.  The  definitions  of awards  under  the  Plan,  including
Options, SARs (including Limited SARs),  Restricted Stock, Deferred Stock, Stock
granted as a bonus or in lieu of other awards, and Other Stock-Based Awards, are set forth in Section 6 of the Plan, and the definition of Performance Awards and
Annual  Incentive  Awards is set forth in  Section 8 of the Plan.  Such  awards, together  with any other right or interest  granted to a  Participant  under the
Plan,  are termed  "Awards." The  definitions  of terms  relating to a Change of
Control of the  Company  are set forth in Section 9 of the Plan.  In addition to such terms and the terms  defined in Section  1, the  following  terms  shall be defined as set forth below:

     (a) "Award Agreement" means any written  agreement,  contract,  notice to a
Participant, or other instrument or document evidencing an Award.

     (b) "Beneficiary"  means the person,  persons,  trust, or trusts which have been  designated by a Participant in his or her most recent written  beneficiary designation  filed with the  Committee to receive the benefits  specified  under this Plan upon such Participant's  death. If, upon a Participant's  death, there is no designated Beneficiary or surviving designated Beneficiary,  then the term
Beneficiary means the person,  persons, trust, or trusts entitled by will or the laws of descent and distribution to receive such benefits.

     (c) "Board" means the Board of Directors of the Company.

     (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code include regulations thereunder and successor provisions and regulations thereto.

     (e) "Committee"  means the Stock Plan Committee of the Board in the case of
Awards other than Annual Incentive  Awards,  the  Compensation  Committee of the
Board in the case of Annual Incentive  Awards,  or such other Board committee or committees as may be  designated by the Board to administer  the Plan in respect of any Award, and the term "Committee" shall refer to the full Board in any case in which it is  performing  any  function of the  Committee  under the Plan.  In appointing members of the Committee, the Board will consider whether each member will qualify as a "Non-Employee Director" within the meaning of Rule 16b-3(b)(3)
and  as  an  "outside  director"  within  the  meaning  of  Treasury  Regulation
1.162-27(e)(3) under Code Section 162(m), but the members are not required to so qualify  at the time of  appointment  or during  their  term of  service  on the
Committee.

     (f) "Exchange  Act" means the  Securities  Exchange Act of 1934, as amended from time to time. References to any provision of the Exchange Act include rules thereunder and successor provisions and rules thereto.

     (g) "Fair Market  Value"  means,  with respect to Stock,  Awards,  or other property,  the  fair  market  value of such  Stock,  Awards,  or other  property determined by such methods or procedures  as shall be  established  from time to time by the Committee.  Unless otherwise  determined by the Committee,  the Fair
Market  Value of Stock as of any given  date means the  closing  sale price of a share of common stock  reported in the table  entitled "New York Stock  Exchange
Composite  Transactions"  contained in THE WALL STREET JOURNAL (or an equivalent successor  table) for such date or, if no such  closing  price was  reported for such date,  for the most  recent  trading  day prior to such date for which such closing price was reported.

     (h) "ISO" means any Option  intended to be and  designated  as an incentive stock option within the meaning of Section 422 of the Code.

     (i)  "Participant"  means a person  who,  as an  executive  officer  or key employee of the  Company or a  subsidiary,  has been  granted an Award under the
Plan which remains outstanding.

     (j) "Reserved  Award" means an Award  granted to a Participant  eligible to receive such an Award under  Section 5. A Reserved  Award may relate only to the shares of Stock designated for Reserved Awards under Section 4(a) and may not be an ISO.

     (k) "Rule  16b-3"  means  Rule  16b-3,  as from time to time in effect  and applicable  to the Plan and  Participants,  promulgated  by the  Securities  and
Exchange Commission under Section 16 of the Exchange Act.

     (l) "Stock"  means the Common  Stock,  $.005 par value,  of the Company and such other  securities as may be substituted for Stock or such other  securities pursuant to Section 4.

     3. Administration.

     (a)  Authority  of the  Committee.  The Plan shall be  administered  by the
Committee.  The  Committee  shall  have  full and  final  authority  to take the following actions, in each case subject to and consistent with the provisions of the Plan:

     (i)  to select Participants to whom Awards may be granted;

     (ii) to  determine  the type or  types  of  Awards  to be  granted  to each
          Participant;

    (iii) to determine the number of Awards to be granted,  the number of shares of Stock to which an Award will  relate,  the cash  amount  payable in settlement of an Annual Incentive Award and the performance conditions applicable  thereto,  all  other  terms  and  conditions  of any Award granted  under the Plan  (including,  but not limited to, any exercise price,  grant price, or purchase price,  any restriction or condition, any schedule or performance  conditions for the lapse of  restrictions or conditions relating to transferability, forfeiture, exercisability,
          or   settlement   of  an  Award,   and  waivers,   accelerations,   or
          modifications  thereof,  based in each case on such  considerations as the Committee shall determine), and all other matters to be determined in connection with an Award;

     (iv) to determine whether,  to what extent, and under what circumstances an
          Award may be settled,  or the exercise  price of an Award may be paid, in cash, Stock,  other Awards,  or other property,  or an Award may be cancelled, forfeited, or surrendered;

     (v)  to determine  whether,  to what extent,  and under what  circumstances cash,  Stock,  other Awards, or other property payable with respect to an Award will be deferred either automatically, at the election of the
          Committee, or at the election of the Participant;

     (vi) to  prescribe  the form of each  Award  Agreement,  which  need not be identical for each Participant;

    (vii) to  adopt,  amend,   suspend,   waive,  and  rescind  such  rules  and
          regulations  and  appoint  such  agents  as  the  Committee  may  deem necessary or advisable to administer the Plan;

   (viii) to correct  any  defect or supply  any  omission  or  reconcile  any inconsistency  in the Plan and to construe and  interpret the Plan and any Award, rules and regulations, Award Agreement, or other instrument hereunder; and

     (ix) to make all other  decisions  and  determinations  as may be  required under the terms of the Plan or as the Committee may deem  necessary or advisable for the administration of the Plan.

     (b) Manner of Exercise of Committee Authority.  Any action of the Committee with respect to the Plan shall be final, conclusive, and binding on all persons, including the Company,  subsidiaries  of the Company,  Participants,  any person claiming  any  rights  under  the Plan  from or  through  any  Participant,  and stockholders.  The express grant of any specific power to the Committee, and the taking of any action by the  Committee,  shall not be  construed as limiting any power or authority of the  Committee.  The Committee may delegate to officers or managers of the Company or any subsidiary of the Company the authority,  subject to such terms as the Committee shall determine, to perform such functions as the
Committee may determine,  to the extent that such  delegation will not result in the  loss  of  an  exemption  under  Rule  16b-3(d)(1)  for  Awards  granted  to
Participants subject to Section 16 of the Exchange Act in respect of the Company
and  will  not  cause   Awards   intended  to  qualify  as   "performance-based"
compensation  under Code Section 162(m) to fail to so qualify,  and as otherwise limited by applicable  law. Other  provisions of the Plan  notwithstanding,  the
Board may perform  any  function of the  Committee  under the Plan,  in order to ensure that  transactions  under the Plan are exempt under Rule 16b-3 or for any other reason;  provided,  however,  that authority  specifically reserved to the
Board under the terms of the Plan, the Company's Certificate of Incorporation or
By-laws,  or  applicable  law  shall be  exercised  by the  Board and not by the
Committee.

     (c) Limitation of Liability. Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by any  officer or other  employee  of the  Company or any  subsidiary,  the
Company's   independent   certified   public   accountants,   or  any  executive
compensation  consultant,  legal counsel, or other professional  retained by the
Company to assist in the administration of the Plan. No member of the Committee, nor any officer or employee  of the Company  acting on behalf of the  Committee, shall be  personally  liable for any action,  determination,  or  interpretation taken or made in good faith with  respect  to the Plan,  and all  members of the
Committee  and any officer or  employee  of the Company  acting on behalf of the
Committee or members  thereof  shall,  to the extent  permitted by law, be fully indemnified  and  protected  by the  Company  with  respect to any such  action, determination, or interpretation.

     4.  Stock  Available  Under  the  Plan;   Per-Person   Award   Limitations;
         Adjustments.

     (a) Stock  Reserved  for  Awards.  Subject  to  adjustment  as  hereinafter provided,  the  total  number  of shares of Stock  reserved  and  available  for issuance to  Participants  in  connection  with (i) Awards  other than  Reserved
Awards  shall be 4,423,150  plus the number of shares  reserved for the grant of awards under the  Company's  Second  Amended and Restated 1986 Stock Option Plan
and Second Restated Capital  Accumulation  Plan but which have not been and will not  be  issued  under  such  plans  (as  determined  at  any  time  during  the effectiveness of the Plan) and (ii) Reserved Awards shall be 3,100,000  (subject to Section 11(k)). No Award may be granted if the number of shares to which such
Award   relates,   when   added  to  the   number  of  shares  to  which   other
then-outstanding  Awards  relate,  exceeds the number of shares  then  remaining available  for issuance  under this Section 4. If all or any portion of an Award is  forfeited,  settled in cash,  or otherwise  terminated  without  issuance of shares to the  Participant,  the shares to which  such Award or portion  thereof related shall again be available for Awards under the Plan;  provided,  however, that  shares  withheld  in  payment  of the  exercise  price  of any  Option  or withholding  taxes  relating to Awards and shares  equal to the number of Shares surrendered in payment of the exercise price of any Option or withholding  taxes relating to Awards shall, for purposes of this provision,  be deemed not to have been issued to the  Participant  in connection  with such Awards under the Plan;
and  provided  further,  that shares  relating  to a Reserved  Award will become available again only for Reserved Awards. The Committee may adopt procedures for the counting of shares relating to any Award to ensure appropriate  counting and avoid double  counting (in the case of tandem or substitute  awards).  Shares of
Stock issued  pursuant to an Award other than a Reserved  Award shall consist of authorized and unissued  shares for up to 3,150,000  shares and shall consist of treasury  shares  or  shares  acquired  in the  market  for the  account  of the
Participant for up to 1,273,150 shares (which treasury shares or acquired shares will be deemed to have been  "issued"  pursuant to such Award).  Shares of Stock issued  pursuant to a Reserved  Award shall consist of  authorized  and unissued shares. Each Award granted on or after December 9, 1999 to a person other than a director  or officer  shall be deemed,  to the  fullest  extent  practicable,  a
Reserved Award, unless otherwise specified by the Committee. For purposes of the preceding  sentence  and the second  sentence  of Section 5, the term  "officer"
means an "officer" as such term is defined in Section  312.04(g) of the New York
Stock Exchange's Listed Company Manual as in effect at May 18, 2000. The General
Counsel may determine  whether shares issued  pursuant to particular  Awards are authorized and unissued,  treasury,  or acquired  shares,  consistent  with this
Section 4(a) and the applicable  provisions of Section 312.03 and 312.04 of such
Listed Company Manual as in effect at May 18, 2000.

     (b) Annual Individual Limitations. During any calendar year, no Participant may be granted  Options,  SARs,  and other Awards under the Plan with respect to more than 200,000 shares of Stock,  subject to adjustment as provided in Section
4(c).  For purposes of this Section 4(b),  unless more  restrictive  counting is required in order for Awards to comply  with the  requirements  of Code  Section
162(m) and regulations thereunder,  this provision will limit the maximum number of  shares  that can be  issued  to a  Participant  under  Awards  (taking  into consideration the terms of the Awards, including tandem exercise provisions). In addition,  no Annual  Incentive  Award or Awards  granted  to a  Participant  in respect of any one  calendar  year may be  settled by payment of an amount  that exceeds four percent of the Company's pre-tax operating income (determined under generally accepted accounting principles) for that year.

     (c)  Adjustments.  In the event that the Committee shall determine that any dividend or other distribution in the form of Stock or property other than cash,
other   special,   large,   and   non-recurring   dividends  or   distributions,
recapitalization,    forward   or   reverse   split,   reorganization,   merger,
consolidation,  spin-off,  combination,  repurchase, or share exchange, or other similar  corporate  transaction  or  event,  affects  the  Stock  such  that  an adjustment is  appropriate  in order to prevent  dilution or  enlargement of the rights of Participants  under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of Stock  reserved and available for Awards under Section 4(a),  (ii) the number and kind of shares of  outstanding  Restricted  Stock or  relating  to any other outstanding  Award in connection  with which shares have been issued,  (iii) the number and kind of shares  that may be issued in  respect  of other  outstanding
Awards,  (iv) the exercise price, grant price, or purchase price relating to any
Award (or, if deemed  appropriate,  the Committee may make  provision for a cash payment with  respect to any  outstanding  Award),  and (v) the number of shares with  respect  to which  Options,  SARs,  and other  Awards  may be granted to a
Participant in any calendar year, as set forth in Section 4(b). In addition, the
Committee is authorized to make  adjustments in the terms and conditions of, and the criteria included in, Awards (including  Performance  Awards and performance goals, and Annual Incentive Awards and any performance  goals relating  thereto)
in recognition of unusual or nonrecurring events (including, without limitation, events  described  in the  preceding  sentence)  affecting  the  Company  or any subsidiary or the financial  statements of the Company or any subsidiary,  or in response to changes in applicable laws,  regulations,  or accounting principles.
The foregoing  notwithstanding,  no adjustments  shall be authorized  under this
Section 4(c) with respect to ISOs or SARs in tandem therewith to the extent that such  authority  would  cause the Plan or such  Awards  to fail to  comply  with
Section 422 of the Code, and no such adjustment shall be authorized with respect to Options,  SARs, Annual Incentive Awards, or other Awards subject to Section 8 to the extent that such authority would cause such Awards intended to qualify as
"qualified  performance-based  compensation"  under Section  162(m)(4)(C) of the
Code and regulations thereunder to fail to so qualify.

     5. Eligibility.  Executive  officers and other key employees of the Company and its  subsidiaries  (including  any  director  of the  Company who is also an executive  officer or key  employee),  and  consultants  to the  Company and its subsidiaries  and  directors of any  subsidiary  (excluding  any director of the
Company  who would be  eligible  solely due to service as such a  consultant  or subsidiary  director),  are  eligible  to be  granted  Awards  under  the  Plan.
Employees of the Company and its  affiliates,  directors of  subsidiaries of the
Company,  and  consultants  and others who provide  substantial  services to the
Company and its affiliates are eligible to be granted  Reserved Awards under the
Plan,  provided that no person who is a director,  officer, or owner of 5% of an outstanding  class of equity  securities  of the Company shall be eligible to be granted a Reserved  Award under the Plan.  For  purposes  of the Plan,  a person provides "substantial services" if such services are approximately equivalent to the services that would be performed by full-time  employee of the Company or an affiliate  (determined  at the  time  of  grant  of any  Award).  The  foregoing notwithstanding,  no member of the  Committee  shall be  eligible  to be granted
Awards under the Plan.

     6. Specific Terms of Awards.

     (a) General. Awards may be granted on the terms and conditions set forth in this  Section  6. In  addition,  the  Committee  may  impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 11(e)), such additional terms and conditions,  not  inconsistent  with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of  Awards  in  the  event  of  termination  of  employment  or  service  by the
Participant or upon the occurrence of other events. Except as expressly provided by the Committee  (including for purposes of complying with  requirements of the
Nevada General Corporation Law relating to lawful  consideration for issuance of shares), no consideration other than for services will be required for the grant
(but not the exercise) of any Award.

     (b) Options.  The Committee is authorized to grant Options to  Participants
(including "reload" options  automatically granted to offset specified exercises of options) on the following terms and conditions:

     (i) Exercise Price. The exercise price per share of Stock purchasable under an Option shall be determined by the Committee;  provided, however, that, except as provided in Section 7(a), such exercise price shall be not less than the Fair
Market Value of a share on the date of grant of such Option.

     (ii) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be  exercised  in whole or in part,  the methods by which  such  exercise  price may be paid or deemed to be paid,  the form of such payment,  including,  without  limitation,  cash, Stock,  other Awards or awards granted under other Company plans, or other property  (including  notes or other contractual  obligations of  Participants  to make payment on a deferred  basis, such as through  "cashless  exercise"  arrangements,  to the extent permitted by applicable  law),  and the methods by which Stock will be delivered or deemed to be delivered to Participants.

   (iii)  ISOs.  ISOs only may be  granted  in  respect  of Awards  other than
Reserved Awards, and then only to the extent authorized but unissued shares (and not  treasury or  reacquired  shares) are then  available  for the grant of such
Awards. The terms of any ISO granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, including but not limited to the requirement that no ISO shall be granted more than ten years after the effective date of the Plan. Anything in the Plan to the contrary notwithstanding,  no term of the Plan  relating to ISOs shall be  interpreted,  amended,  or altered,  nor shall any discretion or authority granted under the Plan be exercised,  so as to disqualify  either the Plan or any ISO under Section 422 of the Code, unless the
Participant has first requested such disqualification.

     (c) Stock Appreciation Rights. The Committee is authorized to grant SARs to
Participants on the following terms and conditions:

     (i) Right to Payment.  An SAR shall confer on the Participant to whom it is granted a right to receive,  upon exercise  thereof,  the excess of (A) the Fair
Market Value of one share of Stock on the date of exercise (or, if the Committee shall so  determine  in the case of any such right  other than one related to an
ISO,  the Fair Market  Value of one share at any time during a specified  period before or after the date of  exercise),  over (B) the grant  price of the SAR as determined by the Committee as of the date of grant of the SAR, which, except as provided in Section  7(a),  shall be not less than the Fair Market  Value of one share of Stock on the date of grant.

     (ii) Other Terms.  The Committee shall determine the time or times at which an SAR may be exercised in whole or in part,  the method of exercise,  method of settlement,  form of consideration payable in settlement,  method by which Stock will be delivered or deemed to be delivered to  Participants,  whether or not an
SAR shall be in tandem with any other Award,  and any other terms and conditions of any SAR.  Limited SARs that may only be exercised  upon the  occurrence  of a
Change of Control  (as such term is defined  in  Section  11(b) or as  otherwise defined by the Committee) may be granted on such terms,  not  inconsistent  with this Section  6(c), as the  Committee  may  determine.  Such Limited SARs may be either freestanding or in tandem with other Awards.

     (d) Restricted Stock. The Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:

     (i) Grant and  Restrictions.  Restricted  Stock  shall be  subject  to such restrictions on transferability and other restrictions, if any, as the Committee may impose,  which  restrictions  may lapse separately or in combination at such times,  under such  circumstances,  in such  installments,  or  otherwise as the
Committee may determine;  provided,  however,  that RestrictedStock the grant of which is not conditioned upon achievement of any performance  objective shall be subject to a  restriction  on  transferability  and a risk of  forfeiture  for a period of not less than three  years  after the date of grant  (except  that the
Committee  may  accelerate  the lapse of such  restrictions  in the event of the
Participant's  termination  of employment  or service due to death,  disability, normal or approved early retirement,  or involuntary  termination by the Company or a subsidiary  without  "cause," as defined by the  Committee).  Except to the extent  restricted under the terms of the Plan and any Award Agreement  relating to the Restricted Stock, a Participant  granted  Restricted Stock shall have all of the rights of a stockholder including,  without limitation, the right to vote
Restricted Stock or the right to receive dividends thereon.

     (ii)  Forfeiture.  Except as otherwise  determined by the  Committee,  upon termination of employment or service during the applicable  restriction  period,
Restricted Stock that is at that time subject to restrictions shall be forfeited and  reacquired  by the  Company;  provided,  however,  that the  Committee  may provide,  by rule or regulation or in any Award  Agreement,  or may determine in any individual  case,  that  restrictions or forfeiture  conditions  relating to
Restricted Stock will be waived in whole or in part in the event of terminations resulting  from  specified  causes,  except as  otherwise  provided  in  Section
6(d)(i).

   (iii)  Certificates for stock.  Restricted Stock granted under the Plan may be evidenced in such manner as the Committee  shall  determine.  If certificates representing  Restricted  Stock are  registered in the name of the  Participant, such  certificates  shall bear an  appropriate  legend  referring  to the terms, conditions,  and restrictions  applicable to such Restricted  Stock, the Company shall retain physical  possession of the certificate,  and the Participant shall have delivered a stock power to the Company,  endorsed in blank, relating to the
Restricted Stock.

     (iv) Dividends and Distributions.  Dividends paid on Restricted Stock shall be either paid at the dividend payment date in cash or in shares of unrestricted
Stock having a Fair Market Value equal to the amount of such  dividends,  or the payment of such dividends  shall be deferred  and/or the amount or value thereof automatically  reinvested in additional Restricted Stock, other Awards, or other investment vehicles,  as the Committee shall determine or permit the Participant to elect.  Stock distributed in connection with a Stock split or Stock dividend, and other property  distributed as a dividend,  shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property is distributed.

     (e) Deferred Stock.  The Committee is authorized to grant Deferred Stock to
Participants, subject to the following terms and conditions:

     (i) Award and Restrictions. Issuance of Stock will occur upon expiration of the deferral  period  specified for an Award of Deferred  Stock by the Committee
(or, if permitted by the Committee, as elected by the Participant). In addition,
Deferred  Stock  shall be  subject to such  restrictions  as the  Committee  may impose,  if any, which  restrictions may lapse at the expiration of the deferral period or at earlier specified times,  separately or in combination,  under such
circumstances,   in  such  installments,  or  otherwise  as  the  Committee  may determine.

     (ii)  Forfeiture.  Except as otherwise  determined by the  Committee,  upon termination of employment or service during the  applicable  deferral  period or portion thereof to which  forfeiture  conditions apply (as provided in the Award
Agreement  evidencing  the Deferred  Stock),  all Deferred Stock that is at that time subject to such risk of forfeiture shall be forfeited;  provided,  however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may  determine  in any  individual  case,  that  restrictions  or  forfeiture conditions  relating to Deferred Stock will be waived in whole or in part in the event of terminations resulting from specified causes.

     (iii) Dividend Equivalents.  The Committee may provide that payments in the form of dividend  equivalents  will be  credited  in respect of Deferred  Stock, which amounts may be paid or  distributed  when accrued or deemed  reinvested in additional Deferred Stock.

     (f) Bonus Stock and Awards in Lieu of Cash  Obligations.  The  Committee is
authorized to grant Stock as a bonus,  or to grant Stock or other Awards in lieu
of  Company   obligations  to  pay  cash  under  other  plans  or   compensatory
arrangements.  Stock or Awards granted  hereunder shall be subject to such other terms as shall be determined by the Committee.

     (g) Other  Stock-Based  Awards.  The  Committee is  authorized,  subject to limitations  under  applicable law, to grant to  Participants  such other Awards that may be  denominated  or payable in, valued in whole or in part by reference to, or otherwise  based on, or related to, Stock and factors that may  influence the  value of  Stock,  as  deemed by the  Committee  to be  consistent  with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities,  other rights convertible or exchangeable into Stock,  purchase rights for Stock,  Awards with value and payment  contingent upon performance of the Company or any other factors designated by the Committee,  and Awards valued by  reference  to the book value of Stock or the value of  securities  of or the performance of specified  subsidiaries.  The Committee shall determine the terms and conditions of such Awards.  Stock issued  pursuant to an Award in the nature of a purchase  right granted under this Section 6(g) shall be purchased for such consideration,  paid for at such  times,  by such  methods,  and in such  forms, including,  without limitation, cash, Stock, other Awards, or other property, as the Committee shall  determine.  Cash awards,  as an element of or supplement to any other Award under the Plan, may be granted pursuant to this Section 6(g).

     7. Certain Provisions Applicable to Awards.

     (a) Stand-alone,  Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee,  be granted either alone or in addition  to, in tandem  with,  or in  substitution  for,  any other Award granted under the Plan or any award granted under any other plan of the Company, any  subsidiary,  or any  business  entity to be  acquired  by the  Company or a subsidiary,  or any other right of a  Participant  to receive  payment  from the
Company or any subsidiary. Awards granted in addition to or in tandem with other
Awards or awards  may be  granted  either as of the same time as or a  different time from the grant of such other Awards or awards. The per share exercise price of any Option,  grant  price of any SAR,  or  purchase  price of any other Award conferring a right to purchase Stock granted in substitution  for an outstanding
Award  or  award  may be  adjusted  to  reflect  the  in-the-money  value of the surrendered Award or award.

     (b) Term of Awards.  The term of each Award shall be for such period as may be determined by the Committee;  provided,  however,  that in no event shall the term of any ISO or an SAR  granted  in tandem  therewith  exceed a period of ten years from the date of its grant (or such  shorter  period as may be  applicable under Section 422 of the Code).

     (c) Form of Payment Under Awards.  Subject to the terms of the Plan and any applicable Award  Agreement,  payments to be made by the Company or a subsidiary upon  the  grant  or  exercise  of an  Award  may be made in such  forms  as the
Committee shall determine,  including,  without  limitation,  cash, Stock, other
Awards, or other property,  and may be made in a single payment or transfer,  in installments,  or on a  deferred  basis.  Such  payments  may  include,  without limitation,  provisions  for the payment or crediting of reasonable  interest on installment  or  deferred  payments  or  the  grant  or  crediting  of  dividend equivalents in respect of installment or deferred payments denominated in Stock.

     (d)  Rule 16b-3 Compliance.

     (i)  Six-Month Holding Period. Unless a Participant could otherwise dispose of equity securities (including derivative  securities) acquired under the  Plan  without  incurring  liability  under  Section  16(b) of the
          Exchange Act, equity  securities  acquired under the Plan must be held for a period of six  months  following  the date of such  acquisition, provided  that this  condition  shall be  satisfied  with respect to a derivative  security  if at least six months  elapse  from the date of acquisition of the  derivative  security to the date of disposition of the  derivative  security  (other than upon exercise or conversion) or its underlying equity security.

     (ii) Compliance  Generally.  With  respect  to a  Participant  who is  then subject to the reporting requirements of Section 16(a) of the Exchange
          Act  in  respect  of  the  Company,   the  Committee  shall  implement
          transactions  under the Plan and  administer the Plan in a manner that will ensure that each transaction by such a Participant is exempt from liability under Rule 16b-3, except that this provision shall not limit sales by such a  Participant,  and such a  Participant  may  engage in other  non-exempt  transactions  under the Plan if  written  notice is given to the  Participant  regarding  the  non-exempt  nature  of such transaction. The Committee may authorize the Company to repurchase any
          Award or shares of Stock  resulting from any Award in order to prevent a  Participant  who is subject to Section 16 of the  Exchange Act from incurring liability under Section 16(b). Unless otherwise specified by the Participant,  equity securities or derivative  securities acquired under the Plan which are disposed of by a Participant  shall be deemed to be disposed of in the order acquired by the Participant.

     (e) Loan Provisions.  With the consent of the Committee, and subject at all times to, and only to the  extent,  if any,  permitted  under and in  accordance
with,  laws  and  regulations  and  other  binding   obligations  or  provisions
applicable  to the Company,  the Company may make,  guarantee,  or arrange for a loan or loans to a  Participant  with  respect to the  exercise of any Option or other  payment  in  connection  with  any  Award,  including  the  payment  by a
Participant of any or all federal,  state, or local income or other taxes due in connection with any Award. Subject to such limitations, the Committee shall have full  authority  to  decide  whether  to make a loan or loans  hereunder  and to determine the amount, terms, and provisions of any such loan or loans, including the  interest  rate to be charged in respect of any such loan or loans,  whether the loan or loans are to be with or without recourse  against the borrower,  the terms on which the loan is to be repaid and conditions,  if any, under which the loan or loans may be forgiven.

     8. Performance and Annual Incentive Awards.

     (a)  Performance  Conditions.  The right of a  Participant  to  exercise or receive a grant or  settlement  of any  Award,  and the timing  thereof,  may be subject to such performance conditions as may be specified by the Committee. The
Committee may use such business criteria and other measures of performance as it may  deem  appropriate  in  establishing  any  performance  conditions,  and may exercise  its  discretion  to reduce or increase the amounts  payable  under any
Award subject to performance  conditions,  except as limited under Sections 8(b)
and 8(c) hereof in the case of a  Performance  Award or Annual  Incentive  Award intended to qualify under Code Section 162(m).

     (b) Performance  Awards Granted to Designated  Employees.  If the Committee
determines  that a Performance  Award to be granted to an eligible person who is designated by the  Committee as likely to be a "covered  employee" (as such term is used in the  regulations  under  Section  162(m)) with respect to a specified
fiscal  year  (a  "Covered  Employee")  should  qualify  as   "performance-based
compensation" for purposes of Code Section 162(m), the grant,  exercise,  and/or settlement of such  Performance  Award shall be contingent  upon  achievement of preestablished performance goals and other terms set forth in this Section 8(b).

     (i)  Performance   Goals   Generally.   The  performance   goals  for  such
          Performance  Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria,  as specified by the Committee  consistent with this Section
          8(b).  Performance  goals shall be objective and shall  otherwise meet the  requirements  of Code Section 162(m) and  regulations  thereunder
          (including  Regulation  1.162-27 and successor  regulations  thereto), including  the  requirement  that the level or  levels of  performance targeted by the Committee  result in the  achievement  of  performance goals being  "substantially  uncertain."  The  Committee may determine that such  Performance  Awards  shall be  granted,  exercised,  and/or settled upon  achievement of any one  performance  goal or that two or more of the  performance  goals must be achieved as a condition to the
          grant,  exercise,   and/or  settlement  of  such  Performance  Awards.
          Performance goals may differ for Performance Awards granted to any one
          Participant or to different Participants.

     (ii) Business Criteria.  One or more of the following business criteria for
          the  Company,   on  a   consolidated   basis,   and/or  for  specified
          subsidiaries  or business units of the Company (except with respect to the annual earnings per share and total stockholder  return criteria), shall be used by the Committee in establishing  performance  goals for such  Performance  Awards:  (1) annual  return on  equity;  (2) annual earnings or earnings per share;  (3) changes in annual  revenues;  (4)
          operating income; (5) total stockholder  return;  and/or (6) strategic business  criteria,  consisting  of one or more  objectives  based  on meeting specified revenue,  market  penetration,  geographic  business expansion goals,  cost targets,  and goals relating to acquisitions or divestitures. The targeted level or levels of performance with respect to such  business  criteria may be  established  at such levels and in such  terms  as  the  Committee  may  determine,  in  its  discretion, including in absolute  terms,  as a goal  relative to  performance  in prior periods, or as a goal compared to the performance of one or more comparable companies or an index covering multiple companies.

     (iii)Performance  Period;   Timing  for  Establishing   Performance  Goals.
          Achievement of performance goals in respect of such Performance Awards
          shall  be  measured  over  a  performance   period  specified  by  the
          Committee.  Performance  goals shall be established  not later than 90 days after the beginning of any performance  period applicable to such
          Performance  Awards,  or at  such  other  date as may be  required  or permitted  for  "performance-based  compensation"  under Code  Section
          162(m).

     (iv) Settlement  of  Performance  Awards;  Other Terms.  Settlement of such
          Performance Awards shall be in Stock, other Awards, or other property, in  the  discretion  of  the  Committee.  The  Committee  may,  in its
          discretion,  reduce the amount of a settlement otherwise to be made in
          connection  with  such  Performance   Awards,  but  may  not  exercise
          discretion to increase any such amount  payable to a Covered  Employee in respect of a Performance  Award  subject to this Section 8(b).  The
          Committee shall specify the  circumstances  in which such  Performance
          Awards  shall be paid or  forfeited  in the  event of  termination  of employment by the  Participant  or other event  (including a Change of
          Control)  prior to the end of a  performance  period or  settlement of
          Performance Awards.

     (c) Annual Incentive Awards Granted to Designated  Covered  Employees.  The
Committee may grant an Annual  Incentive Award under the Plan to a person who is designated by the Committee as a Covered  Employee.  Such Annual Incentive Award
will be intended to qualify as "performance-based  compensation" for purposes of
Code Section 162(m), and therefore its grant, exercise,  and/or settlement shall be contingent upon  achievement of  preestablished  performance  goals and other terms set forth in this Section 8(c).

     (i)  Grant of Annual Incentive  Awards.  Not later than the end of the 90th day of each fiscal  year,  or at such other date as may be required or permitted  in the case of  Awards  intended  to be  "performance-based compensation" under Code Section 162(m), the Committee shall determine the Covered  Employees who will  potentially  receive Annual Incentive
          Awards, and the amount(s)  potentially  payable  thereunder,  for that fiscal year. The amount(s) potentially payable shall be based upon the achievement of a performance goal or goals based on one or more of the business  criteria set forth in Section  8(b)(ii)  hereof in the given performance  year,  as specified by the  Committee.  The Committee may designate an annual  incentive award pool as the means by which Annual
          Incentive  Awards will be measured,  provided that the portion of such
          pool   potentially   payable  to  the   Covered   Employee   shall  be
          preestablished.  In all cases,  the maximum Annual  Incentive Award of any  Participant  shall be  subject  to the  limitation  set  forth in
          Section 5 hereof.

     (ii) Payout of Annual Incentive Awards.  After the end of each fiscal year, the  Committee  shall  determine  the  amount,  if any,  of the Annual
          Incentive Award for that fiscal year payable to each Participant.  The
          Committee may, in its discretion, determine that the amount payable to any  Participant  as a final Annual  Incentive  Award shall be reduced from  the  amount  of his or her  potential  Annual  Incentive  Award, including a determination to make no final Award  whatsoever,  but may not exercise  discretion  to increase any such amount.  The  Committee shall specify the  circumstances  in which an Annual  Incentive  Award shall be paid or forfeited in the event of  termination  of employment by the  Participant  or other  event  (including  a Change of Control)
          prior  to the end of a  fiscal  year  or  settlement  of  such  Annual
          Incentive Award.

     (d)  Written  Determinations.  Determinations  by the  Committee  as to the
establishment of performance goals, the amount potentially payable in respect of
Performance  Awards and Annual Incentive Awards,  the achievement of performance goals relating to Performance Awards and Annual Incentive Awards, and the amount of any final  Performance  Award and Annual Incentive Award shall be recorded in writing,  except in the case of Performance Awards not intended to qualify under
Section  162(m).  Specifically,  the Committee  shall  certify in writing,  in a manner  conforming to applicable  regulations  under  Section  162(m),  prior to settlement  of  each  such  Award  granted  to  a  Covered  Employee,  that  the performance  objective relating to operating profits and other material terms of the  Award  upon  which  settlement  of the  Award  was  conditioned  have  been satisfied.  The Committee may not delegate any  responsibility  relating to such
Performance  Awards or Annual Incentive Awards,  and the Board shall not perform such functions at any time that the Committee is composed  solely of members who qualify as "outside directors" under the Section 162(m) regulations.

     9. Change of Control Provisions.

     (a)  Effect  of  Change  of  Control.  Unless  otherwise  specified  by the
Committee in any Award agreement  (subject to Section 11(e)),  in the event of a
"Change of  Control," as defined in this  Section,  the  following  acceleration provisions shall apply:

     (i)  any outstanding Award carrying a right to exercise which Award was not previously  exercisable and vested, shall become fully exercisable and vested, subject only to the restrictions set forth in Sections 7(d)(i)
          and 11(a); and

     (ii) The restrictions,  deferral of settlement,  and forfeiture  conditions applicable  to any  other  outstanding  Award,  other  than an  Annual
          Incentive  Award,  granted  six months or more  before the date of the
          Change of Control  shall  lapse and such Award  shall be deemed  fully vested,  subject to the restrictions set forth in Sections 7(d)(i) and
          11(a).

     (b) Definition of Change of Control. For purposes of the Plan, a "Change of
Control" means a transaction or event in which,  after the effective date of the
Plan, (i) the Company shall merge or consolidate with any other  corporation and shall not be the surviving  corporation;  (ii) the Company shall transfer all or substantially  all of its assets to any other person;  or (iii) any person shall have  become  the  beneficial  owner  of more  than 50% of the  voting  power of outstanding voting securities of the Company.

     10. Additional Award Forfeiture Provisions

     (a)  Forfeiture  of Options and Other Awards and Gains  Realized Upon Prior
Option Exercises.  Unless otherwise  determined by the Committee,  each Reserved
Award granted hereunder,  and each other Award if so specified by the Committee, shall be subject to the following  additional  forfeiture  conditions,  to which each  Participant who accepts such an Award hereunder shall agree. If any of the events  specified  in  Section  10(b)(i),  (ii),  or  (iii)  occurs,  all of the following forfeitures will result:

     (i)  The unexercised portion of the Option,  whether or not vested, and any other  Award not then  settled  (except for an Award that has not been settled solely due to an elective deferral by the Participant) will be immediately forfeited and cancelled upon the occurrence of such event;
          and

     (ii) The  Participant  will be obligated to repay to the Company,  in cash, within  five  business  days  after  demand  is made  therefor  by the
          Company, the total amount of After-Tax Option Gain (as defined herein)
          realized by Participant  upon each exercise of an Option that occurred on or after (A) the date that is six months prior to the occurrence of such event,  if such event occurred while  Participant was employed by the Company or a subsidiary,  or (B) the date that is six months prior to the date  Participant's  employment  by the Company or a subsidiary terminated,  if the event occurred after  Participant  ceased to be so employed.  For purposes of this Section,  the term  "After-Tax  Option
          Gain" in respect of a given exercise shall mean the product of (X) the
          Fair  Market  Value  per  share of Stock at the date of such  exercise
          (without  regard  to any  subsequent  change  in the  market  price of shares) minus the exercise  price times (Y) the number of shares as to which the  Option  was  exercised  at that  date,  such  product to be reduced by the amount of federal,  state,  and local income taxes (not including  FICA taxes)  payable or  actually  paid by  Participant  or payable as a result of such exercise.

     (b) Events  Triggering  Forfeiture.  The  forfeitures  specified in Section
10(a) will be triggered upon the  occurrence of any one of the following  events at any time during  Participant's  employment  by the Company or a subsidiary or during the one-year  period  following  termination of such  employment (but not later than 18 months after the Award terminates or, in the case of an Option, is fully exercised):

     (i)  Participant,  acting  alone or with  others,  directly or  indirectly, prior to a  Change  in  Control,  (A)  engages  (either  as  employee, employer, owner, investor, partner, stockholder,  consultant, advisor, or director) in any business in Nevada, Arizona, California, or Texas, or in any  other  state of the  United  States  in which  the  Company conducts  business at the date the event occurs,  which is directly in competition  with  a  business  then  conducted  by the  Company  or a subsidiary;  (B) induces any  customer or supplier of the Company or a subsidiary with whom  Participant  has had contacts or  relationships, directly or indirectly,  during and within the scope of his employment with the Company or any subsidiary,  to curtail, cancel, not renew, or not  continue  his or her or its  business  with  the  Company  or any subsidiary;  or (C) induces, or attempts to influence, any employee of or service  provider to the Company or a subsidiary to terminate  such employment or service;

     (ii) Participant discloses, uses, sells, or otherwise transfers,  except in the course of  employment  with or other service to the Company or any
          subsidiary,   any  proprietary  information  of  the  Company  or  any
          subsidiary  so  long  as  such  information  has  not  otherwise  been disclosed  to the public or is not  otherwise  in the  public  domain, except as required by law or pursuant to legal process; or

     (iii)Participant  fails to cooperate  with the Company or any subsidiary by making  himself  or  herself  available  to  testify  on behalf of the
          Company or such subsidiary in any action, suit, or proceeding, whether civil, criminal,  administrative, or investigative, or otherwise fails to assist the Company or any  subsidiary in any such action,  suit, or proceeding by providing  information  and meeting and consulting  with members of management of, other representatives of, or counsel to, the
          Company or such subsidiary, as reasonably requested.

     (c)  Agreement  Does  Not  Prohibit   Competition   or  Other   Participant
Activities.  The  conditions  set  forth in this  Section  10 and  Participant's agreement  thereto do not prohibit  Participant  from  engaging in any activity, including but not limited to competition with the Company and its  subsidiaries.
Rather,  the  non-occurrence of events set forth in Section 10(b) is a condition to Participant's  right to realize and retain value from his or her compensatory
Options  and  Awards,  and the only  consequence  if  Participant  engages in an activity  giving rise to any such event,  which events and activities are hereby acknowledged to be harmful to the Company, are the forfeitures specified herein.
The  Company  and  Participant  shall  not be  precluded  by this  provision  or otherwise from entering into other  agreements  concerning the subject matter of
Section 10(a) and 10(b).

     (d) Right of Setoff.  Participant agrees that the Company or any subsidiary may, to the extent  permitted by applicable law, deduct from and set off against any amounts  the Company or a  subsidiary  may owe to  Participant  from time to time, including amounts owed as wages or other compensation, fringe benefits, or other amounts owed to Participant, such amounts as may be owed by Participant to the Company under Section 10(a),  although  Participant  shall remain liable for any part of Participant's  payment  obligation under Section 10(a) not satisfied through such deduction and setoff.

     (e) Committee  Discretion.  The Committee may, in its discretion,  waive in whole or in part the Company's  right to forfeiture  under this Section,  but no such waiver shall be effective  unless  evidenced by a writing  signed by a duly authorized  officer  of the  Company.  In  addition,  the  Committee  may impose additional  conditions on Awards, by inclusion of appropriate  provisions in the agreement evidencing any such Award.

     11. General Provisions.

     (a)  Compliance  with  Laws  and  Obligations.  The  Company  shall  not be obligated  to issue or deliver  Stock in  connection  with any Award or take any other  action  under  the  Plan in a  transaction  subject  to the  registration requirements of the Securities Act of 1933, as amended,  or any other federal or state securities law, any requirement  under any listing  agreement  between the
Company and any national  securities  exchange or automated quotation system, or any other law, regulation,  or contractual  obligation of the Company, until the
Company is satisfied that such laws,  regulations,  and other obligations of the
Company have been complied  with in full.  Certificates  representing  shares of
Stock  issued  under the Plan will be subject to such  stop-transfer  orders and other restrictions as may be applicable under such laws, regulations,  and other obligations of the Company,  including any requirement  that a legend or legends be placed thereon.

     (b) Limitations on Transferability.  Awards and other rights under the Plan will not be transferable by a Participant  except by will or the laws of descent
and  distribution  (or  to  a  designated   Beneficiary  in  the  event  of  the
Participant's  death),  and, if  exercisable,  shall be  exercisable  during the lifetime of a  Participant  only by such  Participant  or his  guardian or legal representative; provided, however, that such Awards and other rights (other than
ISOs and SARs in tandem therewith) may be transferred during the lifetime of the
Participant, for purposes of the Participant's estate planning or other purposes consistent with the purposes of the Plan (as determined by the  Committee),  and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent then consistent with the registration of the offer and sale of Stock on Form S-8 or Form S-3 or such other registration form of the
Securities  and  Exchange  Commission  as may then be filed and  effective  with respect to the Plan,  and  permitted by the  Committee.  Awards and other rights under  the  Plan  may not be  pledged,  mortgaged,  hypothecated,  or  otherwise encumbered, and shall not be subject to the claims of creditors.

     (c) No Right to Continued Employment;  Leaves of Absence.  Neither the Plan
nor any action  taken  hereunder  shall be  construed  as giving  any  employee, consultant, subsidiary director, or other person the right to be retained in the employ  or  service  of the  Company  or any of its  subsidiaries,  nor shall it interfere in any way with the right of the Company or any of its subsidiaries to terminate  any  person's  employment  or service at any time.  Unless  otherwise specified in the applicable Award Agreement,  an approved leave of absence shall not be  considered a  termination  of  employment  or service for purposes of an
Award under the Plan.

     (d) Taxes.  The Company and any  subsidiary  is authorized to withhold from any Award granted or to be settled,  any delivery of Stock in connection with an
Award,  any other payment  relating to an Award, or any payroll or other payment to a  Participant  amounts of  withholding  and other  taxes due or  potentially payable in connection with any transaction  involving an Award, and to take such other  action as the  Committee  may deem  advisable  to enable the  Company and
Participants  to satisfy  obligations  for the payment of withholding  taxes and other tax  obligations  relating  to any Award.  This  authority  shall  include authority  to  withhold  or  receive  Stock or other  property  and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations.

     (e) Changes to the Plan and Awards.  The Board may amend,  alter,  suspend, discontinue,  or terminate the Plan or the Committee's authority to grant Awards under the Plan without the consent of stockholders or Participants,  except that any  amendment or  alteration  shall be subject to the approval of the Company's stockholders at or before the next annual meeting of stockholders  for which the record date is after the date of such Board action if such stockholder  approval is required by any federal or state law or  regulation or the rules of any stock exchange or automated  quotation system on which the Stock may then be listed or quoted,  and the Board may  otherwise,  in its  discretion,  determine to submit other such  amendments or alterations to  stockholders  for approval;  provided, however,  that, without the consent of an affected  Participant,  no such action may materially impair the rights of such Participant under any Award theretofore granted to him. The  Committee  may waive any  conditions  or rights  under,  or amend, alter, suspend,  discontinue, or terminate, any Award theretofore granted and any Award Agreement relating thereto;  provided,  however, that, without the consent of an affected  Participant,  no such action may  materially  impair the rights of such Participant under such Award.

     (f) No Rights to Awards;  No  Stockholder  Rights.  No Participant or other person shall have any claim to be granted any Award under the Plan, and there is
no  obligation  for  uniformity  of  treatments  of   Participants,   employees,
consultants,  or subsidiary directors.  No Award shall confer on any Participant any of the rights of a stockholder of the Company unless and until Stock is duly issued or transferred  and delivered to the  Participant in accordance  with the terms of the Award or, in the case of an Option, the Option is duly exercised.

     (g) Unfunded Status of Awards;  Creation of Trusts. The Plan is intended to constitute an "unfunded"  plan for  incentive  and deferred  compensation.  With respect to any  payments  not yet made to a  Participant  pursuant  to an Award, nothing  contained in the Plan or any Award shall give any such  Participant any rights  that are  greater  than  those of a  general  creditor  of the  Company;
provided,  however,  that the  Committee may authorize the creation of trusts or make other  arrangements  to meet the  Company's  obligations  under the Plan to deliver cash,  Stock,  other Awards,  or other  property  pursuant to any Award, which  trusts or other  arrangements  shall be  consistent  with the  "unfunded"
status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.

     (h)  Nonexclusivity  of the Plan.  Neither the  adoption of the Plan by the
Board nor its submission to the  stockholders  of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other  compensatory  arrangements as it may deem desirable,  including,  without limitation,  the  granting  of awards  otherwise  than under the Plan,  and such arrangements may be either applicable generally or only in specific cases.

     (i) No Fractional  Shares. No fractional shares of Stock shall be issued or delivered  pursuant  to the Plan or any Award.  The  Committee  shall  determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional  shares or whether such fractional  shares or any rights thereto shall be forfeited or otherwise eliminated.

     (j) Compliance  with Code Section  162(m).  It is the intent of the Company that Options,  SARs, and other Awards  designated as Awards to Covered Employees subject to Section 8 shall constitute "qualified performance-based compensation"
within the meaning of Code Section 162(m) and regulations  thereunder (including
Proposed Regulation 1.162-27). Accordingly, the terms of Sections 8(b), (c), and
(d), including the definitions of Covered Employee and other terms used therein, shall be  interpreted  in a manner  consistent  with  Code  Section  162(m)  and regulations  thereunder.  The foregoing  notwithstanding,  because the Committee cannot  determine with certainty  whether a given  Participant will be a Covered
Employee with respect to a fiscal year that has not yet been completed, the term
Covered  Employee  as used  herein  shall mean only a person  designated  by the
Committee,  at the time of grant of  Performance  Awards or an Annual  Incentive
Award,  as likely to be a Covered  Employee  with respect to a specified  fiscal year. If any  provision of the Plan or any  agreement  relating to a Performance
Award or Annual  Incentive  Award that is  designated as intended to comply with
Code Section 162(m) does not comply or is inconsistent  with the requirements of
Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such  requirements,  and no  provision  shall be deemed to confer upon the  Committee or any other person
discretion  to  increase  the  amount  of  compensation   otherwise  payable  in
connection  with any such Award upon  attainment of the  applicable  performance objectives.

     (k) Merger of 1998 Stock  Incentive Plan.  Effective  December 9, 1999, the
Company's  1998 Stock  Incentive  Plan (the  "SIP") is merged with and into this
Plan.  Each  outstanding  Award  under the SIP shall be deemed a Reserved  Award under this Plan,  subject to terms and conditions  identical to those applicable to such awards under the SIP immediately  prior to the merger of the SIP and the
Plan. The 400,000 shares reserved under the SIP have been included in the shares available  for  Reserved  Awards  under  the Plan.  The  terms of all  currently outstanding  awards under this Plan likewise shall not be changed as a result of the merger. The foregoing  notwithstanding,  the Committee retains discretion to modify  the  terms and  conditions  of any  outstanding  Award,  subject  to the applicable requirements of the Plan.

     (l) Governing Law. The validity,  construction, and effect of the Plan, any rules and regulations under the Plan, and any Award Agreement will be determined in accordance with the Nevada General  Corporation Law and other laws (including those  governing  contracts)  of the State of Nevada,  without  giving effect to principles of conflicts of laws, and applicable federal law.

     (m) Effective Date,  Stockholder Approval,  and Plan Termination.  The Plan
became effective May 16, 1995, upon its approval by stockholders of the Company, and was amended and restated,  with the approval of stockholders of the Company, on May 12, 1998. Unless earlier  terminated by action of the Board of Directors, the Plan will remain in effect until such time as no Stock remains available for delivery  under the Plan and the  Company has no further  rights or  obligations under the Plan with respect to outstanding Awards under the Plan.